EXHIBIT 99.1

THORATEC ANNOUNCES DEPARTURE OF CHIEF FINANCIAL OFFICER

     (PLEASANTON, CA), December 17, 2004—Thoratec Corporation (NASDAQ: THOR), a world leader in products to treat cardiovascular disease, said that M. Wayne Boylston, the company’s senior vice president and chief financial officer, has resigned effective today for personal reasons.

     The company said it is immediately initiating efforts to fill the position and that Boylston will provide assistance to the company during the transition period.

     “We want to thank Wayne for his contributions to Thoratec and wish him well in his future endeavors. I am confident in the ability of the company’s experienced finance and accounting team to continue to address the necessary financial reporting and planning activities, as well as all public filings and certifications,” said D. Keith Grossman, president and chief executive officer of Thoratec.

     Thoratec Corporation is a world leader in products to treat cardiovascular disease with its Thoratec® VAD (ventricular assist device) and HeartMate® LVAS (left ventricular assist system) with more than 8,800 devices implanted in patients suffering from heart failure. Thoratec’s product line also includes the Vectra® vascular access graft (VAG) for patients undergoing hemodialysis. Additionally, its International Technidyne Corporation (ITC) division supplies blood testing and skin incision products. Thoratec is headquartered in Pleasanton, California. For more information, visit the company’s web sites at http://www.thoratec.com or http://www.itcmed.com

     Many of the preceding paragraphs, particularly but not exclusively those addressing guidance for future performance or timeliness and milestones for clinical trials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words “expects,” “projects,” “hopes,” “believes,” “anticipates,” “appears,” and other similar words. Actual results could differ materially from these forward-looking statements based on a variety of factors, many of which are beyond Thoratec’s control. Therefore, readers are cautioned not to put undue reliance on these statements. Investors are cautioned that all such statements involve risks and uncertainties, including risks related to the development of new markets including Destination Therapy, the growth of existing markets

TNR-373	Continued....

Corporate Headquarters
Thoratec Corporation 6035 Stoneridge Drive, Pleasanton, CA 94588 Tel 925-847-8600 Fax 925-847-8574 ww.thoratec.com

Burlington Office	Rancho Cordova Office

23 Fourth Avenue, Burlington, MA 01803	2945 Kilgore Road, Rancho Cordova, CA 95670
Tel 781-272-0139 Fax 781-852-83	Tel 916-852-2833 Fax 916-638-3216

Thoratec Announces Departure of Chief Financial Officer

for products including bridge-to-transplantation and at our ITC division, market acceptance of new products, customer and physician acceptance of Thoratec products, changes in the mix of Thoratec product sales, and the related gross margin for such product sales, the results of clinical trials including the HeartMate II, the ability to improve financial performance, regulatory approval processes, the effect of healthcare reimbursement and coverage policies, the effects of seasonality on Thoratec product sales, the effects of price competition from Thoratec competitors and the effects of any merger and acquisition related activities. These factors, and others, are discussed more fully under the heading, “Risk Factors,” in Thoratec’s 10-K for the fiscal year ended January 3, 2004, and the heading, “Factors That May Affect Future Results,” in Thoratec’s 10-Q for the fiscal quarter ended October 2, 2004, and other filings with the Securities and Exchange Commission. Actual results, events or performance may differ materially. These forward-looking statements speak only as of the date hereof. Thoratec undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Investor Contact Information:	Media Contact Information:
Keith Grossman	Nanette Pietroforte/Jennifer Chan
President, Chief Executive Officer	FischerHealth, Inc.
Thoratec Corporation	(310)577-7870, ext.161/164
(925) 847-8600	npietroforte@fischerhealth.com
or	jchan@fischerhealth.com
Neal Rosen
Kalt Rosen & Company
(415) 397-2686

Corporate Headquarters
Thoratec Corporation 6035 Stoneridge Drive, Pleasanton, CA 94588 Tel 925-847-8600 Fax 925-847-8574 ww.thoratec.com

Burlington Office	Rancho Cordova Office

23 Fourth Avenue, Burlington, MA 01803	2945 Kilgore Road, Rancho Cordova, CA 95670
Tel 781-272-0139 Fax 781-852-83	Tel 916-852-2833 Fax 916-638-3216